UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Annual Report

December 31, 2012

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage and Other Information	9
Share Distribution and Price Information	11
Performance Overviews	13
Report of Independent Registered Public Accounting Firm	15
Portfolios of Investments	16
Statement of Assets & Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Statement of Cash Flows	31
Financial Highlights	32
Notes to Financial Statements	34
Board Members & Officers	48
Glossary of Terms Used in this Report	53
Additional Fund Information	55

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments. NFA is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company, LLP, (Wellington Management) the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for these Funds.

Here Michael discusses the general market conditions, management strategy and the performance of the Funds for the twelve-month period ending December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of

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2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

Risk assets including mortgage-backed securities performed well in 2012 owing to aggressive central bank actions, modest economic growth in the U.S., and reduced tail risks in Europe. In particular, the European Central Bank's rate cut and announced outright monetary transactions (OMT) helped calm investor fears over a potentially large, negative outcome in the European debt crisis. An agreement by eurozone finance ministers on a bailout deal for Greece, which signaled their commitment to ensure Greece remains in the eurozone, further fanned market optimism.

Treasury yields were mixed over the period as the 30-year yield rose 6 basis points (bps), while 5-year and 10-year yields fell 11 and 12 bps, respectively. All of the major fixed income spread sectors posted strong absolute gains and outperformed Treasuries on a duration adjusted basis.

What strategies were used to manage the Funds during this reporting period?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, both directly and also indirectly through a private feeder fund that invests alongside the U.S. Treasury (UST) in a master fund organized to invest directly in MBS and other assets eligible under the UST's Public-Private Investment Program (PPIP). Both JLS and JMT are effectively leveraged through their investment in the PPIP fund, and may be leveraged directly as well up to a maximum effective leverage of 33% of total net asset value. The Funds have a limited term of 10 years from each Fund's inception, at which time all net asset value will be distributed to shareholders of record.

During the reporting period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS performance continued to be highly correlated with the overall markets and also with equity markets. The first quarter 2012 began with strong performance as equity markets rallied and fixed income spreads tightened in response to higher risk. In the second quarter 2012, there was a pause in the rally as macro concerns stirred up volatility in the commercial real estate (CRE) market and kept investors on the sidelines. However, CMBS resumed its rally on the back of the Fed's QE3 announcement and their

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commitment to keep rates low. Positive technical factors continued to include strong demand for new issuance and limited underwriting due to a lack of new construction. Collateral performance in this divided market is gradually stabilizing, but may continue to vary by geography and property type. Risk premiums for commercial real estate have continued at historic highs, partially offset by a low 10-year Treasury rate. We continued to believe the trade continued to offer value without principal at risk.

The non-agency RMBS market rallied to start the year as risk appetites surged and spreads fell near recovery lows, even though fundamentals remained largely unchanged. The rally marked a dramatic departure from the extreme price weakness seen in much of 2011. The New York Fed's sale of the last of its crisis-era Maiden Lane II portfolio in February 2012 was well received, an indicator of strong demand from money managers, hedge funds and broker/dealers. The increase in willing sellers coupled with stronger demand has resulted in a much more balanced market than the one that existed during the 2008 financial crisis and its immediate aftermath. The strong performance continued throughout the course of the year as the sector benefitted from broad-based investor demand amid low market yields and positive home price momentum. The non-agency RMBS market finished 2012 on a strong note, returning 4.6% in the fourth quarter to bring its total return for the year to 35.0%. U.S. residential credit markets have experienced cumulative returns of 60% to 80% since bottoming in early 2009, when distressed selling drove prices to all time lows.

Although the outsized returns of 2012 pushed valuations up from historically low levels toward closer to fair value, improved fundamentals and strong technical factors continued to remain supportive of forward return potential. Non-agency RMBS continued to be positioned to perform well versus other fixed income asset classes, even if the housing recovery continues to be modest going forward. We believe the outlook for the sector remains favorable, and anticipate that longer-term returns may likely be stabilized by the high income generated by these assets.

Each Master PPIP Fund's investment period ended during the period, effective October 1, 2012. After that date no further purchases or reinvestments are permitted within the Master PPIP Fund, and therefore any income or proceeds received by the Master PPIP Fund are to be distributed to shareholders or used to pay down borrowings from the UST, pursuant to the agreement terms with the UST. Accordingly, as part of a managed wind down of the Master PPIP Fund, each Fund has begun and will continue to receive distributions indirectly from the Master PPIP Fund as assets pay down, mature, and are sold over time, which in turn has reduced and will further reduce the amount of each Fund's effective leverage gained through its indirect investment in the Master PPIP Fund. Proceeds received by each Fund as part of this managed wind down will be invested directly in accordance with each Fund's investment objectives. As outlined in each Fund's prospectus, upon its eventual termination, it is anticipated that the Master PPIP Fund (and in turn the Feeder PPIP Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis. In conjunction with the wind down of the Master PPIP Fund, each Fund has begun to implement others forms of leverage to replace the indirect leverage it has had as an indirect investor in the Master PPIP Fund. Such other forms of leverage include the use of reverse repurchase agreements.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Since inception returns for JLS and its comparative index are from 11/25/09. Since inception returns for JMT and its comparative index are from 2/23/10.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

How did the Funds perform during this twelve-month period ended December 31, 2012?

Returns for the Funds, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For the periods ended 12/31/12

Fund	1-Year	Since Inception*
JLS	32.15%	12.19%
Barclays U.S. Aggregate Bond Index**	4.22%	5.54%
JMT	34.56%	12.76%
Barclays U.S. Aggregate Bond Index**	4.22%	5.96%

For the twelve-month reporting period, JLS and JMT both outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds invest. On the whole, the MBS market performed well during this reporting period.

The Funds' allocation to the UST's PPIP was a primary contributor to returns. The Funds' non-agency RMBS holdings, including Prime, Alternative-A loans (Alt-A) and subprime holdings, also outperformed. The non-agency RMBS market rallied for the majority of 2012, which marks a dramatic change given the extreme price weakness that occurred over much of 2011. The reason for the increase has been due primarily to a general increase in risk appetite, continued improvement in the U.S. housing market and improving jobless claims data, which is an important signal for improving labor market conditions. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds' limited terms. The Funds' allocation to agency collateralized mortgage obligations (CMOs) remained a positive contributor to performance as low rates and slow pre-payments resulted in relative outperformance. The Funds' allocation to agency MBS pass-throughs also contributed positively as the sector benefited from excellent liquidity, low risk based capital charges, and favorable supply demand trends.

The Funds also took long and short positions in U.S. Treasury futures and purchased options contracts, which were sold during the period, to hedge against interest rate risk and rises in interest rates. These positions had a slight negative effect on performance in the period. During the period, the Funds entered into interest rate swap contracts in order to hedge leverage in the Funds as well as to reduce the duration of the assets held by the Funds, which had a slightly positive effect on performance.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGIES ON PERFORMANCE

As discussed previously, one important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of financial leverage through their investments in the Master PPIP Funds and repurchase agreements. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period. During the period, the Funds entered into interest rate swap contracts in order to hedge leverage in the Funds as well as to reduce the duration of the assets held by the Funds, which had a slightly positive effect on performance. Short-term floating interest rates remained below fixed swap rates for the period increasing realized leverage costs, while longer-term interest rates further declined causing negative mark-to-market unrealized losses.

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically

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magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. Both Funds' assets will be liquidated in connection with its termination and with the termination of the feeder PPIP fund. As a result, each Fund may be required to sell portfolio securities when it otherwise would not.

Risks Related to the Role of the U.S. Treasury (UST) in the Master PPIP Fund. Because the UST provides equity capital and debt financing to the master PPIP funds, the UST will be able to exercise certain rights and powers in regard to the master PPIP funds that may not be in the interest of the Funds or their common shareholders.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2012, and likely will vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Funds' monthly distributions to shareholders remained stable. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in a Funds' NAV. As of December 31, 2012, JLS and JMT had negative UNII balances for financial reporting purposes, and zero balances for tax purposes.

The following table provides information regarding each Fund's distributions and total return performance for the year ended December 30, 2012. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/12	JLS	JMT
Inception date	11/25/09	2/23/10
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$1.42	$1.51
From long-term capital gains	0.55	0.35
From short-term capital gains	0.10	0.21
Return of capital	0.00	0.00
Total per share distribution	$2.07	$2.07
Distribution rate on NAV	7.78%	7.68%
Average annual total returns:
1-Year on NAV	32.15%	34.56%
Since inception on NAV	12.19%	12.76%

Nuveen Investments

Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2012, and since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

As of December 31, 2012, the Funds' share prices were trading at (+) premiums to their NAVs as shown in the accompanying table.

Fund	12/31/12 (+) Premium	Twelve-Month Average (+) Premiums
JLS	(+)2.37%	(+)2.39%
JMT	(+)0.85%	(+)1.51%

Nuveen Investments

JLS

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund

  as of December 31, 2012

Fund Allocation (as a % of total net assets)2

2012 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4  Other assets less liabilities.

Fund Snapshot

Share Price	$27.22
Net Asset Value (NAV)	$26.59
Premium/(Discount) to NAV	2.37%
Current Distribution Rate[1]	7.60%
Net Assets (000)	$422,117

Leverage

Regulatory Leverage	4.12%
Effective Leverage	15.95%

Average Annual Total Returns

(Inception 11/25/09)

	On Share Price	On NAV
1-Year	45.47%	32.15%
Since Inception	11.54%	12.19%

Nuveen Investments

Fund Snapshot

Share Price	$27.18
Net Asset Value (NAV)	$26.95
Premium/(Discount) to NAV	0.85%
Current Distribution Rate[1]	7.62%
Net Assets (000)	$130,855

Leverage

Regulatory Leverage	4.59%
Effective Leverage	14.64%

Average Annual Total Returns

(Inception 2/23/10)

	On Share Price	On NAV
1-Year	44.87%	34.56%
Since Inception	11.55%	12.76%

JMT

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund 2

  as of December 31, 2012

Fund Allocation (as a % of total net assets)2

2012 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management. The Feeder PPIP Fund invests all of its assets in the Master PPIP Fund that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

4  Other assets less liabilities.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Mortgage Opportunity Term Fund
Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereinafter referred to as the "Funds") at December 31, 2012, the results of each of their operations and of each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, IL
February 28, 2013

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of Investments

  December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 85.7%
	Residential – 85.7%
$3,051	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE2	0.330%	12/25/36	CCC	$1,260,774
2,700	American Credit Auto Receivables 12-3D	5.000%	12/16/19	BB	2,699,452
1,835	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E	8.660%	10/10/17	A+	2,036,911
8,382	Asset Backed Funding Corporation, Asset Backed Certificates, Series 2006-OPT3	0.370%	11/25/36	Caa3	4,106,463
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.450%	9/25/36	B-	499,970
1,030	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	934,528
4,143	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa2	3,342,690
2,130	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Baa1	2,317,862
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.796%	2/10/51	A	1,355,674
5,932	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1, (3)	6.000%	3/25/37	Caa1	5,551,388
1,166	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.768%	5/20/36	Caa2	1,011,663
4,305	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.987%	6/25/35	CCC	3,814,793
6,956	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.278%	8/25/47	D	5,998,356
7,552	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10, (3)	2.662%	10/25/35	CCC	7,164,630
5,748	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.856%	10/25/36	D	4,139,171
3,632	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.434%	6/25/47	D	3,142,559
1,983	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	5.449%	2/25/36	Caa3	1,265,841
4,814	Bear Stearns Alt-A Trust II, Mortgage Pass-Through Certificates Series 2007-1	2.902%	9/25/47	D	2,712,951
7,025	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.370%	6/25/46	Ca	3,598,217
4,470	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.795%	2/25/47	D	3,273,859
3,300	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	AAA	3,819,199
2,989	CAI Funding II Limited, Series 2012-1A	3.470%	10/25/27	A	3,046,540
9,320	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5, (3)	2.086%	10/25/35	D	7,182,588
5,000	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.360%	6/25/37	CCC	3,573,360
2,909	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.207%	3/25/37	D	2,166,361
1,712	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	3.015%	3/25/36	Caa3	1,313,166
3,531	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.849%	8/25/35	Caa2	2,934,968
3,090	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.083%	11/25/36	D	2,142,260
4,246	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	3.015%	11/25/36	D	2,852,430
2,355	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	2.934%	7/25/37	Caa3	1,850,515

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,175	Countrywide Alternative Loan Trust, Mortgage Pass-Through Cerftificates, Series 2005-63	5.456%	11/25/35	Ca	$2,163,201
2,899	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	2,250,902
325	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.188%	3/25/47	CCC	309,016
2,710	Countrywide Asset-Backed Certificates Trust 2005-IM1	0.610%	11/25/35	BBB+	1,835,808
954	Countrywide Asset-Backed Certificates Trust 2006-22	0.320%	5/25/47	BB+	947,524
6,215	Countrywide Asset-Backed Certificates Trust, Series 2006-17, (3)	0.360%	3/25/47	AAA	5,071,040
1,653	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.407%	2/20/36	Caa3	1,160,849
1,249	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.694%	9/25/37	CCC	1,126,262
1,144	Countrywide Home Loans Mortgage Pass-Through Trust Certificates, Series 2006-HYB3	2.887%	5/20/36	Caa3	882,097
5,395	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.460%	4/25/36	Ba3	5,195,109
372	CPS Auto Trust, 144A	7.500%	4/16/18	A+	388,075
5,730	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.480%	11/25/35	B+	4,921,452
1,426	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.420%	6/25/37	CCC	918,477
4,609	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certifcates Series 2005-12	3.157%	3/25/36	Caa3	3,184,843
1,579	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	5.338%	5/25/36	CC	1,374,184
19,340	Fannie Mae Guaranteed REMIC Pass-Through Certificates Series 2011-15, (I/O)	6.850%	3/25/41	Aaa	3,979,681
6,730	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	6.430%	12/25/36	Aaa	1,124,221
8,346	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.190%	12/25/36	Aaa	1,385,790
14,518	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	6.090%	8/25/37	Aaa	2,453,645
17,933	Fannie Mae Real Estate Mortgage Investment Conduit, Series, 2012-9 CS, (I/O)	6.340%	2/25/42	NA	3,532,572
3,691	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.370%	10/25/36	Aaa	661,430
8,594	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.290%	1/25/40	Aaa	1,733,352
8,060	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.441%	5/15/36	Aaa	1,130,424
14,723	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.411%	7/15/36	Aaa	1,857,706
4,489	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa2	3,919,508
4,064	First Horizon Alternative Mortgage Securities, Mortgage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Caa2	3,548,086
278	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.567%	5/25/37	D	206,385
2,675	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.522%	8/25/37	D	2,022,778
9,567	Freddie Mac Collaterlized Mortgage REMIC Series 3028, (I/O)	6.541%	9/15/35	Aaa	1,796,784
3,804	Freddie Mac Mortgage Loan, Series 3311 IB, (I/O)	6.201%	5/15/37	Aaa	659,477
9,418	Freddie Mac Multi-Class Certificates, (I/O)	6.091%	8/15/35	Aaa	1,215,575
2,303	Freddie Mac Multi-Class Certificates, (I/O)	6.941%	6/15/36	Aaa	303,611
5,748	Freddie Mac Multi-Class Certificates, (I/O)	6.791%	8/15/36	Aaa	723,490
11,278	Freddie Mac Multi-Class Certificates, (I/O)	6.491%	12/15/36	Aaa	1,658,805
3,749	Freddie Mac Multi-Class Certificates, (I/O)	6.461%	12/15/36	Aaa	363,507
7,523	Freddie Mac Multi-Class Certificates, (I/O)	6.191%	6/15/39	Aaa	844,932
6,267	Freddie Mac Multi-Class Certificates, (I/O)	5.991%	10/15/39	Aaa	793,560
18,002	Freddie Mac Multi-Class Certificates, (I/O)	6.011%	1/15/40	Aaa	2,551,170
7,929	Freddie Mac Multi-Class Certificates, (I/O)	6.241%	2/15/40	Aaa	1,250,955
5,318	Freddie Mac Multi-Class Certificates Series 3502, (I/O)	5.941%	1/15/39	AAA	817,219
2,870	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6	5.358%	12/25/46	Aaa	3,224,890
1,115	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710	3.818%	6/25/47	A-	1,160,711
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	1.969%	7/25/40	NA	865,175
505	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013	2.790%	1/25/43	Aaa	88,037
13,675	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012	2.288%	1/25/41	Aaa	1,984,546
4,069	Freddie Mac REMICS, (I/O)	6.361%	9/15/36	Aaa	747,943
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3	1.619%	8/25/40	Aaa	1,371,503

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,898	GMAXM Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2005-AF2	6.000%	12/25/35	D	$2,958,098
7,361	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2, (3)	0.440%	3/25/36	Caa3	5,747,169
2,018	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.660%	8/25/37	CCC	1,449,074
3,727	Goldman Sachs Mortgage Securities Corporation, Home Equity Asset-Backed Certificates Trust 2007-1	0.290%	2/25/37	CCC	1,743,729
1,698	Government National Mortgage Association Pool	4.500%	10/20/39	Aaa	372,780
2,442	GSAA Home Equity Trust Series 2007-5	0.310%	3/25/47	CCC	1,221,128
3,345	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	2,389,018
4,771	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2	2.937%	4/25/36	D	3,850,355
4,740	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	3.100%	5/25/47	D	3,429,746
4,550	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.320%	10/25/36	CCC	1,891,817
2,000	Impac Secured Assets Corporation 2004-3	1.110%	11/25/34	AA+	1,503,960
2,366	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.409%	8/25/36	BBB	2,376,409
4,730	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.730%	7/25/37	Caa2	4,157,888
2,471	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.330%	7/25/36	C	1,593,082
7,525	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3, (3)	4.997%	8/15/42	A	7,983,235
4,183	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8, (3)	5.440%	5/15/45	Aaa	4,699,063
1,662	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	1,459,012
7,480	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.590%	1/25/37	Caa3	4,628,687
5,000	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9, (3)	5.337%	5/15/47	Baa3	5,034,700
940	JP Morgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	3.004%	6/25/37	D	745,527
6,579	LB UBS Commercial Mortgage Trust Series 2007-C2, Pass-Through Certificates	5.493%	2/15/40	A	6,828,916
5,148	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.553%	8/25/36	Caa2	4,250,501
1,125	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.434%	6/25/37	CC	847,816
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.729%	12/25/35	CCC	7,680,584
5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-LC1, (3)	5.370%	1/12/44	Aa2	5,436,325
5,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, (3)	5.696%	4/15/49	Ba2	5,031,875
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25, (3)	5.544%	11/12/49	A1	5,012,266
3,732	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.837%	3/25/36	Ca	2,563,154
2,091	Nomura Asset Acceptance Corporation, Alternative Loan Trust Mortgage Pass-Through Certificates Series 2005-AR4	3.220%	8/25/35	B-	1,933,021
3,400	NovaStar Mortgage Funding Corporation, Home Equity Loan Asset-Backed Certificates, Series 2007-2	0.390%	9/25/37	CCC	1,318,938
1,358	Oaktree Real Estate Investment Vehicle 2012 LVI-A, 144A	4.000%	9/25/44	Baa3	1,363,195
619	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.417%	4/25/35	B-	440,522
4,317	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	4,209,091
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	2,515,745
1,351	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	1,064,773
2,785	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.471%	5/25/35	Ca	1,983,540
6,206	Residential Asset Mortgage Products Inc, GMACM Mortgage Pass-Through Certificates Series 2005-AR5	3.614%	9/19/35	CCC	5,649,793
3,559	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	4.064%	7/27/37	D	2,822,364

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,390	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.939%	9/25/36	D	$1,869,609
3,674	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa2	2,811,321
2,398	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.459%	2/25/36	Caa2	1,968,889
3,248	Residential Funding Mortgage Securities I,Mortgage Pass-Through Certificates, Series 2007-SA2	3.349%	4/25/37	Caa3	2,687,611
2,898	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	5.739%	8/25/36	D	2,299,007
3,771	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.703%	2/20/47	CCC	3,238,455
1,580	Sierra Receivables Funding Company, Series 2011-1A	6.190%	4/20/26	BB	1,625,614
1,290	SMA Issuer LLC 2012-LV1	3.500%	8/20/25	Baa3	1,294,956
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.960%	1/25/35	AA+	808,810
3,785	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	3.190%	4/25/37	CC	2,949,347
985	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.703%	10/25/37	Caa1	918,569
2,138	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.334%	10/25/37	Caa1	1,814,329
5,811	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.967%	2/25/37	D	4,457,757
3,359	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1	2.487%	4/25/45	A+	3,399,816
3,617	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.129%	1/25/37	D	2,806,265
969	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4	4.631%	11/25/36	CC	789,874
2,428	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	4.812%	6/25/37	D	2,000,153
2,450	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.423%	11/25/36	D	1,964,439
1,050	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.482%	4/25/33	CCC	945,970
3,313	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	2,339,356
8,160	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	4.925%	12/25/36	D	6,408,849
4,781	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.426%	12/25/36	D	3,757,569
3,572	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.902%	12/28/37	D	2,655,621
699	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass- Through Certificates	2.631%	10/25/36	D	618,478
1,200	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.637%	10/25/36	Caa2	1,011,228
396	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	3.097%	10/25/36	CCC	351,470
1,101	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.988%	11/25/37	Caa2	982,477
5,876	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.623%	7/25/36	D	5,076,653
416	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	5.791%	9/25/36	Caa1	384,630
921	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	3.045%	9/25/36	Caa2	783,975
1,701	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.723%	4/25/36	CC	1,573,304
2,565	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.710%	4/25/36	CC	2,360,210
636,921	Total Residential				361,956,953
$636,921	Total Mortgage-Backed Securities (cost $336,302,772)				361,956,953

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	PPIP Limited Partnership – 25.8%
$—	Wellington Management Legacy Securities PPIP, LP, (4)	N/A	N/A	N/A	$108,923,423
$—	Total PPIP Limited Partnership (cost $75,509,489)				108,923,423
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.9%
$12,089	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $12,089,435, collateralized by $11,825,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $12,332,943	0.010%	1/02/13		$12,089,428
	Total Short-Term Investments (cost $12,089,428)				12,089,428
	Total Investments (cost $423,901,689) – 114.4%				482,969,804
	Reverse Repurchase Agreements – (14.7)%				(62,011,191)
	Other Assets Less Liabilities – 0.3% (5)				1,158,308
	Net Assets – 100%				$422,116,921

Investments in Derivatives as of December 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value*	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Long	450	3/13	$99,210,938	$27,262
U.S. 5-Year Treasury Note	Short	(58)	3/13	(7,216,016)	(16,054)
U.S. 10-Year Treasury Note	Short	(38)	3/13	(5,045,688)	23,094
					$34,302

*  Total Notional Value of Long and Short positions were $99,210,938 and $12,261,704, respectively.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (5)
Deutsche Bank AG	$118,400,000	Receive	3-Month USD-LIBOR	0.380%	Semi-Annually	11/15/14	$92,156

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of Investments

  December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 79.8%
	Residential – 79.8%
$835	American Credit Auto Receivables 12-3D	5.000%	12/16/19	BB	$834,831
610	AmeriCredit Automobile Receivables Trust, Series 2010-2 Class E	8.660%	10/10/17	A+	677,120
1,052	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	808,777
310	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2005-9	5.500%	10/25/35	Caa2	281,269
1,261	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa2	1,017,340
1,370	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Baa1	1,490,831
1,205	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4	5.796%	2/10/51	A	1,355,674
1,977	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1, (3)	6.000%	3/25/37	Caa1	1,850,463
388	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.768%	5/20/36	Caa2	336,483
1,325	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.987%	6/25/35	CCC	1,173,783
2,177	Bear Stearns Adjustable Rate Mortgage Trust 2007-5	5.278%	8/25/47	D	1,877,557
2,827	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10, (3)	2.662%	10/25/35	CCC	2,681,526
481	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	5.573%	7/25/36	D	352,352
2,377	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.856%	10/25/36	D	1,711,961
1,119	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.434%	6/25/47	D	968,215
601	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	5.449%	2/25/36	Caa3	383,485
1,491	Bear Stearns Alt-A Trust II, Mortgage Pass-Through Certificates Series 2007-1	2.902%	9/25/47	D	840,236
1,391	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.370%	6/25/46	Ca	712,494
1,066	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.795%	2/25/47	D	780,533
975	Bear Stearns Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-T25	5.835%	9/11/42	AAA	1,128,400
929	CAI Funding II Limited, Series 2012-1A	3.470%	10/25/27	A	947,033
3,270	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5, (3)	0.690%	10/25/35	BB-	2,520,071
672	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subrodinated REMIC Pass-Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	569,385
225	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006-AR2	3.015%	3/25/36	Caa3	172,785
187	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.430%	1/25/37	CCC	124,894
546	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.849%	8/25/35	Caa2	453,431
528	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	2.934%	7/25/37	Caa3	415,295
1,003	Countrywide Alternative Loan Trust, Mortgage Pass-Through Cerftificates, Series 2005-63	5.456%	11/25/35	Ca	683,116
468	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	Caa1	452,908

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$799	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.810%	10/25/36	Caa3	$468,807
881	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	650,652
827	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	577,990
895	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	695,305
1,027	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.680%	8/25/37	D	630,177
840	Countrywide Asset-Backed Certificates Trust 2005-IM1	0.610%	11/25/35	BBB+	569,033
2,332	Countrywide Asset-Backed Certificates Trust, Series 2006-17, (3)	0.360%	3/25/47	AAA	1,903,067
2,398	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.779%	3/20/36	CCC	1,765,972
711	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa2	621,638
377	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	5.694%	9/25/37	CCC	340,455
347	Countrywide Home Loans Mortgage Pass-Through Trust Certificates, Series 2006-HYB3	2.887%	5/20/36	Caa3	267,346
506	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.460%	4/25/36	Ba3	487,148
1,684	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	CC	1,499,696
583	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	3.090%	9/25/47	D	461,535
127	CPS Auto Trust, 144A	7.500%	4/16/18	A+	132,762
1,809	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.480%	11/25/35	B+	1,553,882
428	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.420%	6/25/37	CCC	275,543
2,037	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	CCC	1,194,995
750	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certifcates Series 2005-12	3.157%	3/25/36	Caa3	518,547
477	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	5.338%	5/25/36	CC	415,325
1,500	Credit Suisse Mortgage Corporation, Series 2010 RR5	5.467%	9/18/39	AAA	1,675,196
5,965	Fannie Mae Guaranteed REMIC Pass-Through Certificates Series 2011-15, (I/O)	6.850%	3/25/41	Aaa	1,227,485
2,524	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	6.430%	12/25/36	Aaa	421,583
2,782	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, (I/O)	6.190%	12/25/36	Aaa	461,930
4,839	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	6.090%	8/25/37	Aaa	817,839
5,543	Fannie Mae Real Estate Mortgage Investment Conduit, Series, 2012-9 CS, (I/O)	6.340%	2/25/42	NA	1,091,886
1,145	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.370%	10/25/36	Aaa	205,220
2,588	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.290%	1/25/40	Aaa	522,013
4,325	Fannie Mae REMIC Pass-Through Certificates, (I/O)	6.040%	2/25/40	Aaa	580,145
2,687	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.441%	5/15/36	Aaa	376,808
599	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	426,151
324	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.567%	5/25/37	D	240,571
182	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.522%	8/25/37	D	137,885
2,931	Freddie Mac Collaterlized Mortgage REMIC Series 3028, (I/O)	6.541%	9/15/35	Aaa	550,387
1,156	Freddie Mac Mortgage Loan, Series 3311 IB, (I/O)	6.201%	5/15/37	Aaa	200,429
3,663	Freddie Mac Multi-Class Certificates, (I/O)	6.091%	8/15/35	Aaa	472,723
2,148	Freddie Mac Multi-Class Certificates, (I/O)	6.791%	8/15/36	Aaa	270,315
3,759	Freddie Mac Multi-Class Certificates, (I/O)	6.491%	12/15/36	Aaa	552,935
3,650	Freddie Mac Multi-Class Certificates, (I/O)	6.461%	12/15/36	Aaa	353,844
2,856	Freddie Mac Multi-Class Certificates, (I/O)	6.191%	6/15/39	Aaa	320,761
5,420	Freddie Mac Multi-Class Certificates, (I/O)	6.011%	1/15/40	Aaa	768,078
1,630	Freddie Mac Multi-Class Certificates Series 3502, (I/O)	5.941%	1/15/39	AAA	250,458
835	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2010-K6	5.358%	12/25/46	Aaa	938,252
370	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710	3.818%	6/25/47	A-	385,169

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	1.969%	7/25/40	N/R	$264,357
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013	2.790%	1/25/43	Aaa	226,629
4,655	Freddie Mac Multifamily Structures Pass-Through Certificates, Series 2011-K012	2.288%	1/25/41	Aaa	675,591
1,244	Freddie Mac REMICS, (I/O)	6.361%	9/15/36	Aaa	228,577
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3	1.619%	8/25/40	Aaa	424,072
2,296	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2, (3)	0.440%	3/25/36	Caa3	1,792,337
610	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.660%	8/25/37	CCC	437,776
571	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.856%	3/25/47	D	449,919
566	Government National Mortgage Association Pool	4.500%	10/20/39	Aaa	124,260
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certifcates Series 2007-GG9	5.475%	3/10/39	BBB	1,632,974
756	GSAA Home Equity Trust Series 2007-5	0.310%	3/25/47	CCC	377,799
1,035	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	739,044
2,032	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2	2.937%	4/25/36	D	1,639,728
191	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	5.409%	8/25/36	BBB	191,598
1,768	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.730%	7/25/37	Caa2	1,554,258
2,638	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.648%	11/25/35	Caa3	1,938,978
750	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.330%	7/25/36	C	483,724
1,170	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.400%	10/25/36	CCC	689,296
893	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.981%	3/25/36	Ca	536,731
468	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.472%	6/25/37	Ca	298,542
172	JP Morgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.297%	7/25/36	CCC	75,269
250	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	CC	215,722
701	JP Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	3.004%	6/25/36	Caa2	587,648
1,575	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3, (3)	4.997%	8/15/42	A	1,670,910
870	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CB16	5.593%	5/12/45	A	956,520
515	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	452,294
2,298	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.590%	1/25/37	Caa3	1,421,884
1,300	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9, (3)	5.337%	5/15/47	Baa3	1,309,022
535	JP Morgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates, Series 2007-CH3	0.360%	3/25/37	Caa1	457,836
278	JP Morgan Mortgage Trust, Mortgage Pass-Through Certifcates, Series 2007-A4	3.004%	6/25/37	D	220,419
1,835	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.553%	8/25/36	Caa2	1,514,962
161	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	3.434%	6/25/37	CC	121,117
325	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.729%	12/25/35	CCC	275,366
311	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.490%	8/25/35	B	307,678
2,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14, (3)	5.696%	4/15/49	Ba2	2,012,750
299	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.837%	3/25/36	Ca	205,438
2,300	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	CC	1,842,418
1,505	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.520%	9/25/37	CCC	1,197,051
525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	383,766
452	Oaktree Real Estate Investment Vehicle 2012 LVI-A, 144A	4.000%	9/25/44	Baa3	453,160
190	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	5.417%	4/25/35	B-	135,324
1,472	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	1,434,918

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	$1,109,130
624	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.510%	8/25/36	Caa3	345,531
696	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	526,170
408	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	321,809
347	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	272,680
1,143	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.928%	1/25/36	Caa3	837,041
416	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	330,728
215	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.660%	8/25/36	Ca	119,691
300	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	3.232%	9/25/35	Caa1	268,744
744	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.459%	2/25/36	Caa2	611,293
385	Residential Funding Mortgage Securities I,Mortgage Pass-Through Certificates, Series 2007-SA2	3.349%	4/25/37	Caa2	318,920
253	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-3	4.989%	7/20/37	D	197,042
1,166	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.703%	2/20/47	CCC	1,001,517
511	Sierra Receivables Funding Company, Series 2011-1A	6.190%	4/20/26	BB	525,934
105	Sierra Receivables Funding Company	5.310%	11/20/25	BBB	108,141
405	SMA Issuer LLC 2012-LV1	3.500%	8/20/25	Baa3	406,556
291	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.960%	1/25/35	AA+	247,137
96	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.703%	10/25/37	Caa1	89,566
2,174	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.967%	2/25/37	D	1,667,853
1,399	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2005-1	2.487%	4/25/45	A+	1,416,590
631	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	2.129%	1/25/37	D	489,407
323	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4	4.631%	11/25/36	CC	263,291
630	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	4.812%	6/25/37	D	519,154
734	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.423%	11/25/36	D	588,622
2,125	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.426%	12/25/36	D	1,669,782
1,108	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.983%	12/28/37	D	824,092
313	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.637%	10/25/36	Caa2	264,028
121	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	3.097%	10/25/36	CCC	107,206
332	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	5.990%	11/25/37	Caa2	296,562
856	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.710%	4/25/36	CC	787,842
188,086	Total Residential				104,369,907
$188,086	Total Mortgage-Backed Securities (cost $96,225,893)				104,369,907

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	PPIP Limited Partnership – 28.9%
$—	JMT Wellington Management Legacy Securities PPIP, LP, (4)	N/A	N/A	N/A	$37,868,197
$—	Total PPIP Limited Partnership (cost $26,302,680)				37,868,197
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.5%
$4,545	Repurchase Agreement with State Street Bank, dated 12/31/12, repurchase price $4,545,124, collateralized by $4,450,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $4,641,150	0.010%	1/02/13		$4,545,121
	Total Short-Term Investments (cost $4,545,121)				4,545,121
	Total Investments (cost $127,073,694) – 112.2%				146,783,225
	Reverse Repurchase Agreements – (12.4)%				(16,165,188)
	Other Assets Less Liabilities – 0.2% (5)				237,451
	Net Assets – 100%				$130,855,488

Investments in Derivatives as of December 31, 2012

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Long	139	3/13	$30,645,156	$8,421
U.S. 5-Year Treasury Note	Short	(32)	3/13	(3,981,250)	4,781
					$13,202

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (5)
Deutsche Bank AG	$36,500,000	Receive	3-Month USD-LIBOR	0.380%	Semi-Annually	11/15/14	$28,410

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by   Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (5)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

  PPIP  Public-Private Investment Program.

  I/O  Interest only security.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2012

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $348,392,200 and $100,771,014, respectively)	$374,046,381	$108,915,028
PPIP Limited Partnership, at value (cost $75,509,489 and $26,302,680, respectively)	108,923,423	37,868,197
Unrealized appreciation on interest rate swaps	92,156	28,410
Deposit with brokers for open futures contracts	111,075	33,131
Receivables:
Interest	1,563,988	474,488
Variation margin on futures contracts	6,531	—
Other assets	19,028	953
Total assets	484,762,582	147,320,207
Liabilities
Reverse repurchase agreements	62,011,191	16,165,188
Payable for variation margin on futures contracts	906	500
Accrued expenses:
Management fees	470,750	146,819
Trustees fees	19,222	693
Other	143,592	151,519
Total liabilities	62,645,661	16,464,719
Net assets	$422,116,921	$130,855,488
Shares outstanding	15,875,754	4,854,891
Net asset value per share outstanding	$26.59	$26.95
Net assets consist of:
Shares, $.01 par value per share	$158,758	$48,549
Paid-in surplus	373,333,895	115,448,107
Undistributed (Over-distribution of) net investment income	(11,894,542)	(6,483,734)
Accumulated net realized gain (loss)	1,324,237	2,091,423
Net unrealized appreciation (depreciation)	59,194,573	19,751,143
Net assets	$422,116,921	$130,855,488
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2012

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$25,822,784	$7,638,919
Expenses
Management fees	5,202,335	1,647,739
Interest expense	61,191	15,188
Shareholder servicing agent fees and expenses	656	654
Custodian fees and expenses	77,210	56,650
Trustees fees and expenses	10,699	3,365
Professional fees	138,679	112,577
Shareholder reporting expenses	59,390	32,063
Stock exchange listing fees	8,488	8,453
Investor relations expense	41,899	13,494
Other expenses	20,759	12,513
Total expenses	5,621,306	1,902,696
Net investment income (loss)	20,201,478	5,736,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	180,281	71,525
Futures contracts	(139,719)	(50,287)
Put options purchased	(97,940)	(29,521)
Change in net unrealized appreciation (depreciation) of:
Investments	87,045,007	29,212,614
Futures contracts	51,136	17,954
Interest rate swaps	92,156	28,410
Net realized and unrealized gain (loss)	87,130,921	29,250,695
Net increase (decrease) in net assets from operations	$107,332,399	$34,986,918

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$20,201,478	$30,204,070	$5,736,223	$9,111,575
Net realized gain (loss) from:
Investments	180,281	1,801,483	71,525	397,563
Futures contracts	(139,719)	(681,709)	(50,287)	(194,428)
Put options purchased	(97,940)	—	(29,521)	—
Change in net unrealized appreciation (depreciation) of:
Investments	87,045,007	(57,514,866)	29,212,614	(18,065,615)
Futures contracts	51,136	(188,185)	17,954	(53,640)
Interest rate swaps	92,156	—	28,410	—
Net increase (decrease) in net assets from operations	107,332,399	(26,379,207)	34,986,918	(8,804,545)
Distributions to Shareholders
From net investment income	(22,430,270)	(29,686,948)	(7,291,241)	(9,175,763)
From accumulated net realized gains	(10,399,094)	—	(2,704,636)	(350,259)
Return of capital	—	(3,099,292)	—	(207,287)
Decrease in net assets from distributions to shareholders	(32,829,364)	(32,786,240)	(9,995,877)	(9,733,309)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	782,383	241,677	1,243,668	—
Net increase (decrease) in net assets applicable to shares from capital share transactions	782,383	241,677	1,243,668	—
Net increase (decrease) in net assets	75,285,418	(58,923,770)	26,234,709	(18,537,854)
Net assets at the beginning of period	346,831,503	405,755,273	104,620,779	123,158,633
Net assets at the end of period	$422,116,921	$346,831,503	$130,855,488	$104,620,779
Undistributed (Over-distribution of) net investment income at the end of period	$(11,894,542)	$3,782,919	$(6,483,734)	$(52,338)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2012

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$107,332,399	$34,986,918
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(89,029,007)	(24,567,899)
Purchases of put options purchased	(97,940)	(29,521)
Proceeds from sales and maturities of investments	46,258,004	14,247,054
Proceeds from (Purchase of) short-term investments, net	(8,489,659)	(3,673,443)
Amortization (Accretion) of premiums and discounts, net	(3,647,895)	(965,159)
(Increase) Decrease in:
Deposits with brokers for open future contracts	(6,575)	(3,630)
Receivable for interest	8,862	(10,327)
Receivable for variation margin on futures contracts	(6,531)	—
Other assets	(5,986)	(376)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(15,422)	(4,109)
Accrued management fees	63,520	18,943
Accrued Trustees fees	4,594	(36)
Accrued other expenses	13,701	7,407
Net realized (gain) loss from:
Investments	(180,281)	(71,525)
Put options purchased	97,940	29,521
Paydowns	4,873,229	1,864,227
Change in net unrealized (appreciation) depreciation of:
Investments	(87,045,007)	(29,212,614)
Interest rate swaps	(92,156)	(28,410)
Net cash provided by (used in) operating activities	(29,964,210)	(7,412,979)
Cash Flows from Financing Activities
Net borrowings through reverse repurchase agreements	62,011,191	16,165,188
Cash distributions paid to shareholders	(32,046,981)	(8,752,209)
Net cash provided by (used in) financing activities	29,964,210	7,412,979
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the End of Period	$—	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $782,383 and $1,243,668 for Mortgage Opportunity Term Fund (JLS) and Mortgage Opportunity Term Fund 2 (JMT), respectively.

Cash paid for interest on reverse repurchase agreements was $61,191 and $15,188 for Mortgage Opportunity Term Fund (JLS) and Mortgage Opportunity Term Fund 2 (JMT), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2012	$21.89	$1.27	$5.50	$6.77	$(1.42)	$(.65)	$—	$(2.07)	$—	$26.59	$27.22
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(.20)	(2.07)	—	21.89	20.35
2010	23.89	1.81	1.90	3.71	(1.71)	(.24)	(.02)	(1.97)	— **	25.63	25.50
2009(b)	23.88	.02	.04	0.06	—	—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2012	21.78	1.19	6.05	7.24	(1.51)	(.56)	—	(2.07)	—	26.95	27.18
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(.07)	(.04)	(2.03)	—	21.78	20.40
2010(c)	23.88	1.19	1.96	3.15	(1.13)	(.21)	—	(1.34)	(.05)	25.64	24.38

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(e)
	Based on Market Value(d)	Based on Net Asset Value(d)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2012	45.47%	32.15%	$422,117	1.45%		5.22%		12%
2011	(12.68)	(6.90)	346,832	1.44		7.90		23
2010	10.47	16.06	405,755	1.30		7.32		109
2009(b)	.00	.06	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2012	44.87	34.56	130,855	1.61		4.84		12
2011	(8.51)	(7.48)	104,621	1.58		7.86		35
2010(c)	3.07	13.20	123,159	1.45	*	5.68	*	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(c)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(d)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  Each ratio includes the effect of interest expense on reverse repurchase agreements as follows:

Ratios of Interest Expense on Reverse Repurchase Agreements to Average Net Assets (g)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2012	.02%
Mortgage Opportunity Term Fund 2 (JMT)
2012	.01

(f)  For the fiscal years beginning after December 31, 2011, the Funds will no longer exclude dollar roll transactions, where applicable.

(g)  The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as non-diversified closed-end registered investment companies. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their net assets to shareholders of record as of the date of termination.

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisers, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities ("MBS"). Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). Each Fund's Feeder PPIP Fund invests in a master fund (the "Master PPIP Fund" collectively, the "Master PPIP Funds") that have been organized to invest directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury (the "UST"). In the case of Mortgage Opportunity Term 2 (JMT), the Feeder PPIP Fund will have three limited partners, consisting of the Fund and two private offshore feeder funds that have already invested in the Feeder PPIP Fund. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act. Wellington Management Company, LLP ("Wellington Management") has day-to-day responsibility for managing each Fund's direct investments in MBS and other permitted investments. Wellington Management is also the investment adviser to the Feeder PPIP Funds and the Master PPIP Funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Public-Private Investment Program

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment partnerships, such as the Master PPIP Funds, through which privately raised capital and the UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A significant portion of PPIP Eligible Assets are now rated below investment grade.

PPIP Investments

The Feeder PPIP Funds and Master PPIP Funds are Delaware limited partnerships, organized to provide qualified institutional investors with access to PPIP. Mortgage Opportunity Term (JLS) is a limited partner of its Feeder PPIP Fund (Onshore PPIP Fund)

Nuveen Investments

and Mortgage Opportunity Term 2 (JMT) is a limited partner of its Feeder PPIP Fund (Offshore PPIP Fund). Each Fund's interest in its respective Feeder PPIP Fund is substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects, except the Funds are not subject to the management fee of the Feeder PPIP Funds. Investors in each Fund, however, pay a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and its indirect investment in the leveraged Master PPIP Fund. The Feeder PPIP Funds invests all of their assets in the Master PPIP Funds. The Master PPIP Funds invest directly in a portfolio of PPIP Eligible Assets and borrows from the UST through a senior secured term loan facility. Neither of the Feeder PPIP Funds, nor the Master PPIP Funds, are registered with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act, and neither Fund's interests are registered under the Securities Act of 1933, as amended. The Feeder PPIP Funds and Master PPIP Funds are each expected to terminate on October 1, 2017, but may be continued with the prior written consent of the UST for up to two consecutive one-year periods.

On December 8, 2009 (the "Commitment Date" for Mortgage Opportunity Term (JLS)), Mortgage Opportunity Term's (JLS) subscription for an investment of $95,000,000 in the Onshore Feeder PPIP Fund was accepted, and on March 2, 2010 (the "Commitment Date" for Mortgage Opportunity Term 2 (JMT)) Mortgage Opportunity Term 2's (JMT) subscription for an investment of $33,000,000 in the Offshore Feeder PPIP Fund was accepted. As of December 31, 2012, there was no undrawn capital commitment remaining to either Feeder PPIP Fund for Mortgage Opportunity Term (JLS) or Mortgage Opportunity Term 2 (JMT).

Each Fund, as an additional new investor in the Feeder PPIP Fund, paid to the Feeder PPIP Fund an interest equivalent on the Fund's pro rata share of previously called capital pursuant to the partnership agreement. This interest equivalent or "equalization" payment, which totaled $130,696 and $118,468 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, compensated prior investors for the use of their previously contributed capital and was recorded as a component of each Fund's cost in the Feeder PPIP Fund.

The partnership agreements of the Feeder PPIP Funds and the Master PPIP Funds, which govern each Fund's investment, treat each Fund as if it had made its investment at the inception of its Master PPIP Fund. This means that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), as new investors, participated in losses of $217,735 and gains of $329,666, respectively, on their investment as of their respective Commitment Date, representing each Fund's pro rata share of its Master PPIP Fund's gains and losses as of that date.

Each Feeder PPIP Fund generally may not withdraw from its Master PPIP Fund, and each Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, each Fund generally may not withdraw from its Feeder PPIP Fund, and each Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Feeder PPIP Fund, in whole or in part, without written consent of the general partner of its Feeder PPIP Fund and its Master PPIP Fund. As a result, each Fund's investment in its Feeder PPIP Fund is considered illiquid.

Investment Valuation

In determining the value of each Fund's direct investments, securities, interest rate swap contracts and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund's distributions during the calendar year will generally be made from net investment income. In the event that total distributions during a calendar year exceed a Fund's tax-basis earnings and profits, the excess will be treated as a return of capital

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for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year end and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. During the reporting period, each Fund's indirect investment in the Master PPIP Fund was leveraged by non-recourse borrowings by the Master PPIP Fund under a credit agreement with the UST. Although each Master PPIP Fund's borrowing does not constitute an actual borrowing of each Fund for purposes of the 1940 Act, it constitutes effective leverage for each Fund. Each Fund may also employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets.

Each Master PPIP Fund's investment period ended during the period, effective October 1, 2012. After that date no further purchases or reinvestments are permitted within the Master PPIP Fund, and therefore any income or proceeds received by the Master PPIP Fund are to be distributed to shareholders or used to pay down borrowings from the UST, pursuant to the agreement terms with the UST. Accordingly, as part of a managed wind down of the Master PPIP Fund, each Fund has begun and will continue to receive distributions indirectly from the Master PPIP Fund as assets pay down, mature, and are sold over time, which in turn has reduced and will further reduce the amount of each Fund's effective leverage gained through its indirect investment in the Master PPIP Fund. Proceeds received by each Fund as part of this managed wind down will be invested directly in accordance with each Fund's investment objectives. As outlined in each Fund's prospectus, upon its eventual termination, it is anticipated that the Master PPIP Fund (and in turn the Feeder PPIP Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis. In conjunction with the wind down of the Master PPIP Fund, each Fund has begun to implement others forms of leverage to replace the indirect leverage it has had as an indirect investor in the Master PPIP Fund. Such other forms of leverage include the use of reverse repurchase agreements.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells MBS for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the MBS. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily. Neither Fund entered into dollar roll transactions during the fiscal year ended December 31, 2012.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

During the fiscal year ended December 31, 2012, the Funds used two- and five-year U.S. Treasury futures contracts to benefit in the event yield curves were to flatten.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2012, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average number of futures contracts outstanding*	246	73

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contracts.

Options Transactions

Each Fund is subject to interest rate price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, the Funds purchased put options on short-term interest rates to provide protection in the event interest rates rise. The Funds did not have any other option transactions during the fiscal year ended December 31, 2012.

The average notional amounts of put options purchased during the fiscal year ended December 31, 2012, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of put options purchased*	$2,686,000	$809,750

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on options activity.

Nuveen Investments

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2012, the Funds entered into interest rate swap contracts to partially fix the interest cost of leverage, as well as to reduce the duration of the Funds' assets.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2012, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of interest rate swap contracts outstanding*	$23,680,000	$7,300,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Reverse Repurchase Agreements

During the period, each Fund has entered into reverse repurchase agreements to replace indirect leverage liquated by the Master PPIP Fund. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. Each Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recognized as a liability for "Reverse repurchase agreements" on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of "Interest expense" on the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of December 31, 2012, each Fund's outstanding balances on its reverse repurchase agreements was as follows:

Mortgage Opportunity Term (JLS) Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
First Boston	1.800%	$(20,200,000)	2/21/13	$(20,200,000)	$(20,213,130)
First Boston	1.700	(10,000,000)	3/4/13	(10,000,000)	(10,013,694)
First Boston	1.850	(16,300,000)	3/7/13	(16,300,000)	(16,320,941)
JPMorgan	1.550	(5,570,000)	3/14/13	(5,570,000)	(5,574,317)
JPMorgan	1.800	(6,990,000)	3/14/13	(6,990,000)	(6,996,291)
JPMorgan	1.950	(2,890,000)	3/14/13	(2,890,000)	(2,892,818)
		$(61,950,000)		$(61,950,000)	$(62,011,191)
Mortgage Opportunity Term 2 (JMT) Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
First Boston	1.800%	$(5,900,000)	2/21/13	$(5,900,000)	$(5,903,835)
First Boston	1.850	(5,700,000)	3/7/13	(5,700,000)	(5,707,323)
JPMorgan	1.550	(1,165,000)	3/14/13	(1,165,000)	(1,165,903)
JPMorgan	1.800	(2,305,000)	3/14/13	(2,305,000)	(2,307,074)
JPMorgan	1.950	(1,080,000)	3/14/13	(1,080,000)	(1,081,053)
		$(16,150,000)		$(16,150,000)	$(16,165,188)

During the fiscal year ended December 31, 2012, the average daily balance outstanding and weighted average interest rate on each Fund's reverse repurchase agreements were as follows:

	Mortgage Opportunity Term (JLS)*	Mortgage Opportunity Term 2 (JLS)**
Average daily balance outstanding	$42,696,552	$12,044,000
Weighted average interest rate	1.77%	1.79%

*  For the period December 3, 2012 (the first day the Fund began entering into reverse repurchase transactions) through December 31, 2012.

**  For the period December 7, 2012 (the first day the Fund began entering into reverse repurchase transactions) through December 31, 2012.

Nuveen Investments

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Mortgage-Backed Securities	$—	$361,956,953	$—	$361,956,953
PPIP Limited Partnership	—	—	108,923,423	108,923,423
Short-Term Investments:
Repurchase Agreements	—	12,089,428	—	12,089,428
Derivatives:
Futures Contracts*	34,302	—	—	34,302
Interest Rate Swaps*	—	92,156	—	92,156
Total	$34,302	$374,138,537	$108,923,423	$483,096,262
Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Mortgage-Backed Securities	$—	$104,369,907	$—	$104,369,907
PPIP Limited Partnership	—	—	37,868,197	37,868,197
Short-Term Investments:
Repurchase Agreements	—	4,545,121	—	4,545,121
Derivatives:
Futures Contracts*	13,202	—	—	13,202
Interest Rate Swaps*	—	28,410	—	28,410
Total	$13,202	$108,943,438	$37,868,197	$146,824,837

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Mortgage Opportunity Term (JLS)	Level 3 PPIP Limited Partnership
Balance at the beginning of period	$82,487,819
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	26,435,604
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$108,923,423
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2012	$26,435,604
Mortgage Opportunity Term 2 (JMT)	Level 3 PPIP Limited Partnership
Balance at the beginning of period	$28,676,964
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	9,191,233
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$37,868,197
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2012	$9,191,233

Each Fund determines the daily value of its investment in its Feeder PPIP Fund by determining the Fund's percentage ownership interest in the Master PPIP Fund (which it does by multiplying by the percentage of the Fund's ownership interest in the Feeder PPIP Fund by the percentage of the Feeder PPIP Fund's ownership interest in the Master PPIP Fund), and multiplying the value of its estimate of the current net assets of the Master PPIP Fund by that resulting percentage. Wellington Management only reports the value of each Fund's investment in its Feeder PPIP Fund to the Funds monthly, while the Funds determine that value daily. On a daily basis, the Adviser receives an indication of the net assets figure for the Master PPIP Fund from the Master PPIP Fund's accounting agent as appointed by the UST. Generally, the Master PPIP Fund's accounting agent obtains the prices for the underlying securities used to calculate the net assets of the Master PPIP Fund from independent pricing services and broker-dealers as specified by the UST and Wellington Management, and those prices may differ from time to time from the prices determined by the different independent pricing service and methodologies used to value the direct investments held in the Funds. In addition, the value of a Fund's investment in its Feeder PPIP Fund as determined and/or reported by Wellington Management may vary from the value as determined by the Adviser for other reasons, most notably because the Adviser's estimates for the fees and expenses of the Feeder PPIP Fund may differ from its actual expenses. The monthly variance between the Adviser's and Wellington's respective valuations of each Fund's investment in its Feeder PPIP Fund is monitored by the Adviser for reasonableness, and has ranged between -0.71%

Nuveen Investments

and -0.01% for the fiscal year ending December 31, 2012. Each Fund's investment in its Feeder PPIP Fund is classified as Level 3 for fair value measurement disclosure purposes.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Mortgage Opportunity Term (JLS)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and receivable for variation margin on futures contracts*	$50,356	Payable for variation margin on futures contracts*	$—
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and receivable for variation margin on futures contracts*	(16,054)	Payable for variation margin on futures contracts*	—
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps	92,156	—	—
Total			$126,458		$—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Mortgage Opportunity Term 2 (JMT)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and receivable for variation margin on futures contracts*	$13,202	Payable for variation margin on futures contracts*	$—
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps	28,410	—	—
Total			$41,612		$—

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(139,719)	$(50,287)
Net Realized Gain (Loss) from Put Options Purchased	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$(97,940)	$(29,521)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$51,136	$17,954
Change in Net Unrealized Appreciation (Depreciation) of Swaps	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Risk Exposure
Interest Rate	$92,156	$28,410

Nuveen Investments

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares. Transactions in shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Shares issued to shareholders due to reinvestment of distributions	31,983	10,015	50,691	—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2012, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases of investment securities and contributions to the PPIP Limited Partnership	$89,029,007	$24,567,899
Sales and maturities of investment securities and distributions to the PPIP Limited Partnership	46,258,004	14,247,054

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds' investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$435,805,803	$133,560,378
Gross unrealized:
Appreciation	63,372,319	20,522,310
Depreciation	(16,208,318)	(7,299,463)
Net unrealized appreciation (depreciation) of investments	$47,164,001	$13,222,847

Permanent differences, primarily due to investments in MBS, partnership income, and distribution character reclassifications, resulted in reclassifications among the Funds' components of net assets as of December 31, 2012, the Funds' tax year-end as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in-surplus	$—	$—
Undistributed (Over-distribution of) net investment income	(3,049,575)	(2,171,742)
Accumulated net realized gain (loss)	3,049,575	2,171,742

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Funds' tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	1,586,168	2,141,756

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Funds' tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income*	$24,064,994	$8,325,574
Distributions from net long-term capital gains**	8,764,370	1,670,303
Return of capital	—	—
2011	Mortgage Opportunity Term JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income*	$29,686,948	$9,518,018
Distributions from net long-term capital gains	—	8,004
Return of capital	3,099,292	207,287

*  Net ordinary income consists of net taxable income derived from dividends and interest and net current year earnings and profits attributable to realized gains.

**  The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2012.

During the Funds' tax year ended December 31, 2012, the following Fund utilized capital loss carryforwards as follows:

Mortgage Opportunity Term (JLS)
Utilized capital loss carryforwards	$1,332,665

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Funds' tax year ended December 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For managed assets over $400 million	.9125

Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in the Feeder PPIP Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for each of these Funds was .1684%.

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. Wellington Management's portion of the management fee compensates Wellington Management for the investment advisory services it provides with respect to each Fund's direct investments in MBS and other permitted investments. The Adviser has also entered into an investment sub-advisory agreement with Nuveen Asset Management, LLC, under which Nuveen Asset Management, LLC is responsible for overseeing the Funds' investments in futures contracts option transactions and interest rate swap transactions. Nuveen Asset Management, LLC is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of December 31, 2012, Nuveen owned 4,200 shares of each Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended December 31, 2012. JLS and JMT hereby designate 100% and 100%, respectively, (or the maximum amount of eligible) of ordinary income dividends as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2012.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-K-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Mortgage Opportunity Term Fund 2

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$42,512	$0	$64,402	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$36,532	$0	$61,960	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$64,402	$0	$0	$64,402
December 31, 2011	$61,960	$0	$0	$61,960

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Wellington Management Company, LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (Wellington Management and Nuveen Asset Management are collectively referred to herein as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”) and Wellington Management Company, LLP (“Wellington Management”) as Sub-Advisers to provide discretionary investment advisory services.  Nuveen Asset Management is responsible for determining whether and to what extent the registrant invests in a public-private investment partnership established pursuant to the U.S. Treasury’s Public-Private Investment Program.  Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments.  The following section provides information on the persons at the Sub-Advisers who are primarily responsible for the day-to-day management of the registrant’s portfolio:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen Asset Management, has served as a portfolio manager of the registrant since its inception.  Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000. He became a managing director and head of Nuveen’s portfolio managers in 2006, and he became Nuveen’s Chief Investment Officer in 2007, supervising all of Nuveen’s fixed-income investment activities. Mr. Miller earned his BA in economics and political science from Duke University, an MA in economics from Northwestern University, and an MBA with honors in finance from the University of Chicago.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	9	$14.140 billion
	Other Pooled Investment Vehicles	6	$475 million
	Other Accounts	12	$3.3 million

*   Assets are as of December 31, 2012.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).         FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Miller	X

WELLINGTON MANAGEMENT

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception.  Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AS OF DECEMBER 31, 2012

	All Accounts						Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($millions)

Michael F. Garrett	12	$44.390	9	$4.674	15	$6.572	0	0	1	$2.653	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the  Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).         PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a partner of the firm.

Item 8(a)(4).         OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2013